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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  JULY 19, 2002
                                                 -------------------------------


                           PEABODY ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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          DELAWARE                          1-16463                         13-4004153
-------------------------------      ----------------------- -   -----------------------------------
(State or other jurisdiction of      (Commission File Number)    (I.R.S. Employer Identification No.)
 incorporation or organization)

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  701 MARKET STREET, ST. LOUIS, MISSOURI                    63101
--------------------------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code           (314) 342-3400
                                                   -----------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 19, 2002, Peabody Energy Corporation issued a press release concerning earnings per share for the quarter ended June 30, 2002 and revised guidance on Adjusted EBITDA and earnings per share for the year ended December 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



  99.1         Press release of Peabody Energy Corporation dated July 19, 2002.






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PEABODY ENERGY CORPORATION

                                                 /s/ Richard A. Navarre
Date:  July 23, 2002                             -------------------------------
                                                      Richard A. Navarre
                                                 Executive Vice President and
                                                    Chief Financial Officer




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                                 EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


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

      EXHIBIT
        No.          Description of Exhibit

       99.1          Press release of Peabody Energy Corporation dated July 19, 2002.


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